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                                                                     EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report, dated January 28, 1997, on the financial statements and supporting schedule and exhibit of GTE Southwest Incorporated included in this Form 10-K, into the Registration Statement previously filed on Form S-3 (File No. 33-64795).


Dallas, Texas
March 26, 1997

                                                    ARTHUR ANDERSEN LLP